BioSpecifics Technologies Corp.

July 2012



(NASDAQ:BSTC)

Forward Looking Statements

This presentation includes "forward-looking statements" within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, expected revenue growth, and the assumptions underlying or relating to such statements, are "forward-looking statements". In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "anticipate," "plan," "estimate," "likely," "may," "will," "could," "continue," "project," "predict," "goal," the negative or plural of these words, and other similar expressions. Our forward-looking statements are my predictions based on our current expectations and our projections about future events. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the statements made by us or by our partner Auxilium Pharmaceuticals, Inc. ("Auxilium") regarding progress toward achievement of Auxilium's objectives for the sale and marketing of XIAFLEX® for Dupuytren's contracture in the U.S., including, among other things, developments in the reimbursement process; the ability of Pfizer, Inc. to achieve its objectives for XIAPEX® in Europe; the ability of Asahi Kasei Pharma Corporation to achieve its objectives for XIAFLEX in Japan; the ability of Actelion Pharmaceuticals Ltd. to achieve its objectives for XIAFLEX in Canada, Australia, Brazil and Mexico; the timing for Auxilium's filing of a supplemental Biologics License Application for XIAFLEX for the treatment of Peyronie's disease and the expected commercial launch of XIAFLEX for the treatment of Peyronie's disease; the potential market for XIAFLEX in a given indication; the initiation and outcome of clinical trials for additional indications including frozen shoulder, cellulite, human lipoma and canine lipoma, all of which will determine the amount of milestone, royalty and sublicense income we may receive; the potential of XIAFLEX to be used in additional indications; the timing of results of any clinical trials; the receipt of any applicable milestone payments from Auxilium; whether royalty payments we are entitled to receive will exceed set-offs; and other risk factors set forth in our Form 10-K for the year ended December 31, 2011, Form 10-Q for the quarter ended March 31, 2012 and our reports on Form 8-K filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements.

BioSpecifics Company Overview

- Leader in collagenase development with positive clinical results reported in a broad range of indications
- BioSpecifics development program for injectable collagenase (XIAFLEX*)
  - Canine lipoma: Placebo controlled Phase II clinical trial to be completed in 1H13
  - Human lipoma: Phase II dose escalation clinical trial to be completed in 3Q13
- Key XIAFLEX clinical programs based on early BioSpecifics development
  - Peyronie's disease: Positive top-line results from Phase III trials announced in June 2012; sBLA filing expected by the end of 2012
  - Dupuytren's contracture: Multi-cord Phase IIIb trial top-line results expected in 2H12; Label expansion study to be initiated in 3Q12
  - Frozen shoulder: Phase IIa trial top-line results expected in 1H13
  - Cellulite: Phase Ib trial top-line results expected in 4Q12
- Profitable on an ongoing annual basis
- Strong patent/intellectual property portfolio through 2028

*Registered Trademark: Auxilium Pharmaceuticals, Inc.

XIAFLEX Therapeutic Potential

- Excess collagen deposition causes many medical conditions
- XIAFLEX: injectable collagenase provides minimally invasive non-surgical approach with significant potential for many indications
- Positive clinical results documented in:
  - Dupuytren's contracture
  - Peyronie's disease
  - Frozen shoulder
  - Canine lipoma
  - Human lipoma
  - Cellulite
  - Keloids
  - Hypertrophic scars
  - Scarred tendons
  - Glaucoma
  - Herniated discs
  - Adjunct to vitrectomy

XIAFLEX: Deep Development Pipeline



Indications
Phase I
Phase II
Phase III
Marketing & Sales
Expected Timelines
Dupuytren's Contracture
Multi-cord study top-line Phase IIIb data in 2H12
Peyronie's Disease
sBLA filing expected by end of 2012
Frozen Shoulder
Top-line Phase IIa data in 1H13
*Canine Lipoma
Phase II trial to be completed in 1H13
*Human Lipoma
Phase II trial to be completed by end of 3Q13
Cellulite
Top-line Phase Ib data in 4Q12

**BioSpecifics developing indications internally*

BioSpecifics

XIAFLEX for Dupuytren's Contracture

- Dupuytren's contracture: formation of collagen cord in palm that contracts and limits range of motion of fingers; significantly affects quality of life and daily activities
- Treats adult Dupuytren's contracture patients with palpable cord; no restrictions re joints nor limitations on contracture severity
  - Marketed in US (Auxilium) and Europe (Pfizer, as XIAPEX)
- Post-approval profile consistent with clinical trial experience
- First and only FDA- and EMA-approved nonsurgical treatment


Deep Flexor Tendon
Palmar fascia
Dupuytren's nodule
Superficial flexor tendon

Source: Auxilium Pharmaceuticals

BioSpecifics

XIAFLEX for Dupuytren's Contracture: Commercialization Initiatives

- Clinical initiatives:
  - Ongoing 60 patient multi-cord Phase IIIb clinical trial in the US and Australia to assess the efficacy and safety of multiple concurrent injections
    - Top-line results expected in 2H12; Label expansion study to be initiated in 3Q12
  - Registry trial to assess comparative outcomes of XIAFLEX vs. needle aponeurotomy and fasciotomy to be initiated in 3Q12
  - Retreatment study underway with previously-treated patients in Phase III trials who have recurrence of a palpable cord; eligible to receive additional treatment with XIAFLEX and long-term follow-up
- Outreach initiatives:
  - Targeted process to expand critical mass of experienced prescribers
    - Pilot program with Rheumatology XPERT clinics to start in 4Q12
  - Patient co-pay assistance program; Sampling program
  - TV campaign in 15 cities
  - Patient website: www.FactsonHand.com
- CPT Codes and J-code in effect

Source: Auxilium Pharmaceuticals

XIAFLEX for Peyronie's Disease: Positive Late Stage Clinical Trial Results

- Excess of inelastic collagen causes penile curvature/deviation; distorts erection and results in pain, penile shortening, indentations and/or erectile dysfunction
  - In severe cases, the penis can be bent at a 90-degree angle during erection
  - Patients can have significant psychological distress, causing emotional anguish for men and their partners
  - Surgery is the only current proven treatment option, typically of last resort, and has multiple disadvantages and potential complications
- Positive top-line results announced in June 2012



Erect penis with Peyronie's


Glans
Inelastic collagen plaque causes curvature
Spongy erectile tissue

BioSpecifics

XIAFLEX for Peyronie's Disease: Current Treatment Options



Tunica Plication
Shortening of the longer side of the penis to correct deviation



Tunical Lengthening
Incision or partial excision and use of graft material



Penile Prosthesis Implantation
For patients with PD, vascular insufficiency, inflatable or malleable

Source: Serefoglu & Hellstrom Curr Urol Rep August 5, 2011

BioSpecifics

XIAFLEX for Peyronie's Disease: IMPRESS Clinical Program

- IMPRESS (The Investigation for Maximal Peyronie's Reduction Efficacy and Safety Studies) I and II – 2 randomized double-blind, placebo-controlled Phase III trials in over 800 patients at 64 sites in US and Australia, 52 week follow up
  - Open label study – with at least 250 patients at approximately 30 US, EU and NZ sites, 36 week follow up
  - Pharmacokinetic study – with 16 patients in US, 4 week follow up
- Trial design:
  - Co-primary endpoints of mean percent improvement from baseline in penile curvature deformity compared to placebo and mean change from baseline in the Peyronie's disease questionnaire (PDQ) bother domain score compared to placebo
  - 2:1 XIAFLEX to placebo
  - Four treatment cycles (2 vials/cycle x 4 cycles = 8 vials)
  - Penile plaque modeling following each cycle

Source: Auxilium Pharmaceuticals

XIAFLEX for Peyronie's Disease: Positive Top-Line Phase III Results

- Results from the two randomized IMPRESS trials (I and II) at 52 weeks demonstrated statistically significant improvements in both co-primary endpoints
  - XIAFLEX subjects in IMPRESS I and II showed a statistically significant mean improvement in penile curvature deformity of 37.6% and 30.5%, respectively
    - *p-values of 0.0005 and 0.0059, respectively*
  - XIAFLEX subjects in IMPRESS I and II reported a statistically significant mean improvement in the PDQ bother domain of 3.3 points (44%) and 2.4 points (32.4%), respectively
    - *p-values of 0.0451 and 0.0496, respectively*
- XIAFLEX was well-tolerated with most common treatment-related adverse events local to injection site and consistent with adverse events reported in previous trials
- sBLA filing expected by end of 2012
- Potential FDA approval anticipated in 2H13; Launch expected in late 2013

Source: Auxilium Pharmaceuticals

XIAFLEX for Peyronie's Disease: U.S. Market Opportunity

- Approximately 65,000 to 120,000 patients are diagnosed annually in the US
- Four treatment modalities: Currently patients may opt for surgery, an invasive non-surgical procedure, a non-invasive procedure or no treatment
- Auxilium plans to concentrate their initial focus on a group of 5,000 to 6,500 patients who currently receive surgical and invasive non-surgical treatment therapies
  - After establishing a market for that population, Auxilium plans to expand the market to include individuals who currently receive non-invasive or no treatment (60,000 to 113,500 patients)

Source: Auxilium Pharmaceuticals

XIAFLEX for Frozen Shoulder: Promising Trial Results Reported

- Inflammation and thickening of shoulder capsule due to collagen accumulation
- No FDA-approved pharmaceutical therapies
- 20-50M people worldwide affected
- BioSpecifics Phase II trial demonstrated statistical significance (p=0.02) in active elevation from baseline at highest dose



Source: Badalamente, M.A., Wang, E.D.
Enzymatic Capsulotomy for Adhesive Capsulitis (Frozen Shoulder)
Annual meeting of the American Academy of Orthopaedic Surgeons March 2006

XIAFLEX for Frozen Shoulder: Phase IIa Dose Escalation Study

- Phase IIa clinical study to assess the safety and efficacy of XIAFLEX in the treatment of frozen shoulder
  - Two doses (0.29 and 0.58 mg) given under ultrasound guidance
  - Approximately 50 subjects across 4 cohorts
  - Up to three injections 21 days apart
  - Subjects followed for 90 days
- Endpoint will be range of motion parameters for the affected shoulder at 90 days
- Top-line results expected in 1H13

Source: Auxilium Pharmaceuticals

XIAFLEX for Cellulite:
Promising Trial Results Reported

- Results from collagen fibrous septae held in an irregular pattern; causes skin dimpling
- Affects 85-98% of women
- Positive Phase I results showed 76% reduction in the physician reported appearance of cellulite and a patient satisfaction score of 1.75* at 6 months
- No FDA-approved pharmaceutical therapies


Before Collagenase
One month
after Collagenase
Six months
after Collagenase

Source: A. Dagum and M. Badalamente, *Plastic and Reconstructive Surgery* (Sept 15, 2006) and Auxilium.

*Scale for patient satisfaction scoring: 1 (completely satisfied) to 4 (not satisfied)

XIAFLEX for Cellulite:
Phase Ib Dose Escalation Study

- Single site, open-label dose-escalation study
  - Targeted enrollment of 63 women 21-60 years of age
- Assess the safety, effectiveness and pharmacokinetics of XIAFLEX to treat cellulite
  - Multiple doses in various volumes and concentrations ranging between 0.0029 mg and 0.116 mg
  - 10 injection sites over an 8 x 10 cm surface area
  - Seven cohorts followed for 90 days
- Physician and patient reported improvement of cellulite endpoints and 3-D photographic imaging techniques
- Top-line results expected in 4Q12

Source: Auxilium Pharmaceuticals

XIAFLEX for Canine Lipoma: BioSpecifics Development Program



- Canine lipomas common and can be serious health problem in dogs; often restrict motion in older dogs
- No FDA-approved pharmaceutical therapies
  - Surgery represents only current treatment option
- BioSpecifics veterinarian market survey
  - Average 25 surgeries/lipoma excision annually
  - Estimated injectable collagenase use on 22 dogs per year
- 1.7M dogs affected in US
  - 1M potential injectable collagenase treatments for canine lipoma annually
  - Approximate current cost of treatment annually believed to be $635M

BioSpecifics

XIAFLEX for Canine Lipoma: Positive Chien-802 Study Results

- BioSpecifics conducted open label trial with single injection into benign subcutaneous lipomas
  - No repeat treatments
- 3 dogs evaluable by CT Scan at 90 days post treatment
- Treated lipomas were 0%, 0%, and 7% of size at baseline vs. untreated control lipomas which increased by 29%, 13% and 28% from baseline
- Single injection resulted in average decrease of 97% size of lipoma and untreated had average increase of 23% in lipoma size

XIAFLEX for Canine Lipoma: Positive Chien-802 Study Results

Sample CT Scan

Cheyenne - chest

Day 0



30 day CT recheck



BioSpecifics

XIAFLEX for Canine Lipoma: Chien-804 Placebo Controlled Phase II Study

- BioSpecifics conducting placebo controlled randomized Phase II clinical trial to evaluate efficacy of XIAFLEX for treatment of benign subcutaneous lipoma
  - 32 dogs randomized, single injection 1:1 XIAFLEX to placebo
- Primary efficacy endpoint is relative change in lipoma volume from baseline to 3 months, as determined by CT scan
  - Secondary efficacy endpoints include an analysis of responders at 1 month and 3 months, with responders as canines with a ≥50% decrease in lipoma volume from baseline as measured by CT scan
  - Additional secondary efficacy endpoints are relative change from baseline for lipoma volume at 1 month as determined by CT scan; relative change from baseline for lipoma surface area at 1 month and 3 months as determined by caliper measurements; lipoma texture and hardness; and dog owner satisfaction as determined from a questionnaire
- Study being conducted at the California Veterinary Specialists at Carlsbad Hospital, one of the nation's leading providers of advanced veterinary services
- Study completion expected in 1H13

XIAFLEX for Human Lipoma: BioSpecifics Development Program

- Encapsulated fat deposits occurring as bulges under the skin
- Primary diagnosis in 575,000 US patients annually; no FDA-approved pharmaceutical therapies
- Phase I trial showed 90% success rate in decreasing lipoma size by 50-90% after single treatment



- 93% average reduction of lipoma size post treatment at 6 months

BioSpecifics

XIAFLEX for Human Lipoma: Phase II Dose Escalation Clinical Trial

- BioSpecifics conducting 14 patient, single center dose escalation study
  - Single injection, open label trial in which XIAFLEX is being administered in 4 ascending dosage groups, ranging from 0.058 mg to 0.44 mg
- Primary efficacy endpoint is change in visible surface area of the target lipoma, as determined at 6 months post injection
  - Secondary efficacy endpoints include: change in length of the target lipoma; relative change in lipoma surface area at 1 month and 3 months; and relative change in lipoma volume as measured by MRI
  - Study will also collect information of lipoma characteristics and administer a questionnaire to each subject prior to injection and at each follow-up visit to gather information regarding the assessment of treatment in relation to how much the lipoma bothers the subject
  - Safety information will also be collected
- Study completion expected by 3Q13

Strategic Partnerships

Auxilium Development and License Agreement

- >$24M total received from Auxilium in licensing, sublicensing, milestone, COGS, and royalty payments as of March 31, 2012
- Payments due to BioSpecifics from Auxilium
  - Low double digit royalties as % of net sales by Auxilium, Pfizer and Asahi Kasei Pharma; Specified % of royalties Auxilium receives from Actelion
  - Percentage of all milestone payments paid to Auxilium by its sublicensees
  - Additional mark-up on COGS
  - Modest milestones for additional indications and regulatory submissions worldwide
- Close collaboration on the substantial development program for XIAFLEX
- Auxilium has the right to opt-in for all indications

Auxilium–Pfizer Partnership for XIAPEX in Europe

- Pfizer is responsible for marketing XIAPEX for Dupuytren's contracture and Peyronie's disease in 27 member countries of EU and 19 other European and Eurasian countries
  - Launched in 9 countries in Europe, including the UK, Germany and Spain
- $11.5M received from Auxilium as of March 31, 2012 for XIAPEX in Europe
  - BioSpecifics received $6.4M of the $75M upfront paid to Auxilium; received $5.1M in milestones for XIAPEX approval and launches
- BioSpecifics to receive:
  - 8.5% of $7.5M paid to Auxilium for each of the two remaining major European markets (Italy and France)
  - 8.5% of the up to $335M in potential additional future regulatory and sales milestone payments paid to Auxilium for remaining territories
  - All in addition to milestones due under BioSpecifics–Auxilium agreement

Auxilium Partnerships for XIAFLEX in Japan & ROW

- Asahi Kasei Pharma owns rights to commercialize XIAFLEX for Dupuytren's contracture and Peyronie's disease in Japan
  - BioSpecifics received approx. $0.8M of the $15M upfront paid to Auxilium
  - Will receive a percentage of the up to $247M in potential future milestones paid to Auxilium, as well as low double digit royalties and mark-up on COGS
- Actelion Pharma has rights to develop and commercialize XIAFLEX for same indications in ROW (Canada, Australia, Brazil and Mexico)
  - BioSpecifics received approx. $0.6M of the $10M upfront paid to Auxilium
  - Will receive a percentage of the potential $16M in regulatory, pricing and reimbursement milestone payments and $42.5M in potential sales milestone payments
    - *Dupuytren's contracture has been accepted for review by Health Canada; regulatory action expected in 2H12*
    - *In February 2012, Auxilium announced that Actelion expects to file for approval of XIAFLEX for Dupuytren's contracture in Australia, Brazil and Mexico over the next 12 months*
- All in addition to milestones due under BioSpecifics–Auxilium agreement

Future Potential Milestones to Auxilium

BioSpecifics Entitled to % of All Payments from Partners

Partners	Regulatory Milestones	Sales Milestones		Total Future Milestones
Pfizer *(Europe & Eurasia)*	$90 M*	$260 M	=	**$350 M**
Asahi Kasei *(Japan)*	$37 M	$210 M	=	**$247 M**
Actelion *(ROW)*	$16 M	$42.5 M	=	**$58.5 M**
Total Milestones to AUXL	**$143 M**	**$512.5 M**	=	**$655.5 M**

$60 M in regulatory milestones already paid to Auxilium by Pfizer.

BioSpecifics

Corporate Overview

BioSpecifics
TECHNOLOGIES CORP.

Strong Intellectual Property Portfolio

- XIAFLEX for Dupuytren's contracture has Orphan Drug protection in US until 2017; Drug product composition patent until 2028 and Biologic Exclusivity until 2022
  - Auxilium will have 7 years of orphan drug protection in the US for XIAFLEX for Peyronie's disease if approved
- Auxilium expects 10 year marketing exclusivity post-approval in Europe as first-in-class through 2021
- Royalties through 2028 based on pending and issued patents
- BioSpecifics owns, co-owns or controls patents and patent applications for injectable collagenase to treat:
  - Dupuytren's contracture
  - Peyronie's disease
  - Frozen shoulder
  - Removal of adipose tissue
  - Others

BioSpecifics

Financial Highlights ($)
Profitable on an Ongoing Annual Basis

	For the quarter ended 03/31/12 (unaudited)		For the year ended 12/31/11* (unaudited)	
Cash and equivalents, short term investments	$	10,778,036	$	8,196,831
Income Statement				
Revenues	$	2,586,748	$	11,395,726
Other income		9,493		71,603
Costs and expenses		(1,338,274)		(6,203,959)
Income tax benefit (expense)		(515,577)		1,338,256
Net income	$	742,390	$	6,601,626
Net income per basic share	$	0.12	$	1.04
Net income per diluted share	$	0.11	$	0.95
Shares used in computation of basic net income		6,336,503		6,340,648
Shares used in computation of diluted net income		6,969,936		6,952,386

*On a Non-GAAP basis for the year ended December 31, 2011, net income was $5,263,370 with an EPS of $0.83 basic and $0.76 diluted excluding the deferred tax assets.

BioSpecifics

Anticipated Upcoming Milestones:
Significant XIAFLEX Momentum in 2012 and 2013

Indications	2Q12	3Q12	4Q12	1H13	2H13
Dupuytren's Contracture	Multi-cord 60 patient Phase IIIb study completed	Registry trial start Multi-cord study start	Rheumatology XPERT centers program start		
		Multi-cord Phase IIIb top-line data			
Peyronie's Disease			Expected sBLA filing		Potential FDA approval and US launch
Frozen Shoulder				Phase IIa top-line data	
*Lipomas	Canine and human lipoma Phase II trials initiated			Canine lipoma Phase II trial completed	Human lipoma Ph II trial completed
Cellulite			Phase Ib top-line data		

**BioSpecifics developing indications internally*

Source: Auxilium Pharmaceuticals

BioSpecifics

(NASDAQ:BSTC)

BioSpecifics
TECHNOLOGIES CORP.

